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                                                        Exhibit 10.02(i)

                        MERIDIAN NATIONAL CORPORATION


                           SUBSCRIPTION AGREEMENT

                THE SHARES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THE SHARES CANNOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE RESTRICTIONS ON TRANSFERABILITY CONTAINED IN THIS AGREEMENT AND APPLICABLE FEDERAL AND STATE SECURITIES LAWS AND WILL NOT BE TRANSFERRED OF RECORD EXCEPT IN COMPLIANCE WITH SUCH AGREEMENTS AND SUCH LAWS.


        Meridian National Corporation
        805 Chicago Street
        Toledo, Ohio 43611

        Gentlemen:

                On July 2, 1989 Meridian National Corporation (the "Company") issued its Amended and Restated Non-Negotiable Promissory Note dated July 28, 1989 in the amount of $596,821.79 due September 30, 1996 (the "Promissory Note") to the undersigned and on May 7, 1996 the Board of Directors approved the issuance of 600,000 shares of the Company's Common Stock, par value $.01 per share (the "Shares") to the undersigned in exchange for a $300,000 reduction in the principal amount due and owing on the Promissory Note.

                The undersigned acknowledges that the Shares issued in connection with the foregoing transaction will be "restricted securities" as defined in Section (a)(3) of Rule 144 promulgated under the Securities Act of 1933, as amended (the "1933 Act").

                1. TERMS OF OFFERING. Subject to the terms and conditions of this Subscription Agreement, the undersigned hereby subscribes to purchase the Shares of the Company.

                2. SUBSCRIPTION. The undersigned hereby subscribes for and agrees to purchase the Shares for $300,000. The purchase price shall be pald by a reduction of $300,000 principal amount of the Promissory Note due and owing the undersigned by the Company.
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                3.      ACCESS TO INFORMATION. The undersigned acknowledges
that the Company has made available to him, or his personal advisors, the opportunity to obtain information about the Company and to evaluate the merits and risks of his investment in the Shares. The undersigned acknowledges that the Company has answered all inquiries that he has made of the Company concerning the Company, its business and financial condition or any other matter relating to the Company and the offer and sale of the Shares. The undersigned acknowledges that no oral or written statement or inducement which is contrary to the information set forth herein has been made by or on behalf of the Company to the undersigned.

                4. REPRESENTATIONS REGARDING THE UNDERSIGNED. The undersigned hereby represents and warrants to the Company that:

                        (a) The undersigned has such knowledge and experience in financial and business matters in general, and financial and business matters relating to the Company, that he is capable of evaluating the merits and risks of an investment in the Shares. The undersigned represents that he is an "accredited investor" as defined in Securities Exchange Commission Rule 506 of Regulation D under the
                                Securities Act of 1933, as amended.

                        (b) The undersigned is familiar with the nature of, and the risks attendant to, an investment of this type, the tax aspects of an investment of this type and is financially capable of bearing the economic risk of this investment and could afford the loss of the total amount of such investment.

                5. INVESTMENT REPRESENTATIONS. The undersigned hereby represents and warrants to the Company that:

                        (a) The undersigned understands that the Shares have not been registered under the 1933 Act, or the securities laws of any state and that he is purchasing the Shares for his own account and for investment only and not with a view to the further sale, assignment or other distribution of all or any portion thereof; the undersigned agrees and represents that he will not sell, assign, pledge or otherwise dispose of the Shares or any portion thereof other than in compliance with the terms of applicable state and federal securities laws and, then, only to the extent that the same may be legally sold or disposed of without registration or qualification under the applicable state or federal securities laws, or the Shares shall have been so registered or qualified and an appropriate registration statement shall then be in effect; and the undersigned understands that he must bear the economic risk of his investment in the Company for an indefinite period of time.


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                        (b)     The undersigned is fully aware that the Shares
                                are being issued and sold in reliance upon the exemption provided for by Section 4(2) of the 1933 Act and the rules promulgated thereunder and similar exemptions provided under state securities laws on the grounds that no public offering is involved, and that the representations, warranties and agreements set forth in this Subscription Agreement are essential to the claiming of such exemptions.

                        (c) The undersigned is purchasing the Shares with his own funds and not with the funds of any other person, firm or entity; he is acquiring the Shares for his own account; he has no reason to anticipate any change in circumstances, financial or otherwise, which would cause him to sell or distribute, or necessitate or require any sale or distribution of the Shares; and no person, firm or entity other than he has any beneficial interest in the Shares.

                6. INDEMNIFICATION. The undersigned agrees to indemnify and hold harmless the Company, its officers and directors, employees and affiliates, and any person acting on behalf of the Company, from and against any and all damage, loss, liability, cost and expense (including attorneys' fees) which any of them may incur by reason of the failure by the undersigned to fulfill any of the terms and conditions of this Subscription Agreement, or by reason of any misrepresentation or breach of warranty made by the undersigned herein or in any other document provided by the undersigned to the Company. All representations, warranties and covenants contained in this Subscription Agreement, and the indemnification contained in this Section 6, shall survive the acceptance of this Subscription Agreement and the purchase and sale of the Shares.

                7. TRANSFERABILITY; BINDING EFFECT. The undersigned hereby agrees that this Subscription Agreement may not be sold, assigned, pledged, transferred or otherwise disposed of, except as otherwise provided for herein, in any manner by the undersigned, without the prior written consent of the Company. This Subscription Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns and the undersigned and its heirs, personal representatives, successors and permitted assigns.

                8. LEGENDS. The undersigned acknowledges that the Company will instruct its Transfer Agent to legend the certificates representing the Shares to reflect the restrictions on transferability.





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                IN WITNESS WHEREOF, the undersigned has executed this
Subscription Agreement this 31st day of May, 1996.



                                        /s/ William D. Feniger
                                        ---------------------------------
                                        William D. Feniger


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                                 ACCEPTANCE


        On behalf of Meridian National Corporation, the undersigned hereby accepts the Subscription Agreement of William D. Feniger this 31st day of May, 1996.



                                        MERIDIAN NATIONAL CORPORATION


                                        By:  /s/ James Rosino
                                           ---------------------------




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